UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  March 11, 2005 (March 9, 2005)

Sequa Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdictionof Incorporation)

                                  1-804                                                                13-1885030

                   (Commission File Number)                                  (IRS Employer Identification No.)

       200 Park Avenue, New York, New York                                                           10166

         (Address of Principal Executive Offices)                                                          (Zip Code)

(212) 986-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

            The following information is provided pursuant to Item 7.01 of Form 8-K, "Regulation FD Disclosure" and Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."  Registrant is furnishing its press release dated March 9, 2005, which reports Registrant's fourth quarter 2004 and full year 2004 results as well as certain guidance for 2005.  The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.  Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items. 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 7.01.  Regulation FD Disclosure.

            See "Item 2.02.  Results of Operations and Financial Condition" above.

Item 9.01.  Financial Statements and Exhibits.

(c)        Exhibits.

                        99.1     Press release of Registrant dated March 4, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                        By: /s/ Howard M. Leitner

                                                                              Howard M. Leitner

                                                                              Senior Vice President, Finance

Dated:  March 11, 2005